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                                                                   Exhibit 10.93

                                AMENDMENT NO. 2
                                       TO
                          STOCK RESTRICTION AGREEMENT


     AMENDMENT No. 2, dated as of March 31, 1993 (this "Amendment"), to the Stock Restriction Agreement, dated as of September 14, 1990, as amended by Amendment No. 1 thereto dated as of August 29, 1991 (the "Stock Restriction Agreement"), by and among WorldCorp, Inc. a Delaware corporation ("WorldCorp"), William F. Gorog, Jonathan M. Gorog, Peter M. Gorog, Henry R. Nichols, William
N. Melton and John Porter.

     WHEREAS, the parties to the Stock Restriction Agreement desire to amend certain provisions thereof.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms.
      -------------

     Capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Stock Restriction Agreement.

2.   Amendments.
     ----------

     (i) Section 6(a) of the Stock Restriction Agreement is hereby amended to read in its entirety as follows:

     (a) The exercise price for the Optioned Shares (the "Exercise Price") shall consist of 400,000 shares of Common Stock, par value $1.00 per share, of WorldCorp ("WorldCorp Common Stock"), plus such additional consideration, if any, such that the aggregate value of such 400,000 shares of WorldCorp Common Stock plus such additional consideration equals $5,000,000. Any such additional consideration shall be payable in cash, shares of WorldCorp Common Stock or, following a US Order IPO (as hereinafter defined), shares of Series A Preferred Stock, or any combination of the foregoing. For purposes hereof, WorldCorp Common Stock shall be valued based on its closing price reported on the New York Stock
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Exchange Composite Transaction Reporting System on the business day prior to the exercise of the Option, or if WorldCorp Common Stock is no longer listed on the New York Stock Exchange, the closing price on the primary market on which WorldCorp Common Stock is traded. For purposes hereof, Series A Preferred Stock shall be valued by reference to the value of the shares of Common Stock into which such Series A Preferred Stock is convertible on the business day prior to the exercise of the Option, and Common Stock shall be valued based on its closing price on such date on the primary market on which the Common Stock is traded. As used herein, "US Order IPO" shall mean an underwritten initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended.

     (ii) Section 6(e) of the Stock Restriction Agreement is hereby amended to read in its entirety as follows:

     (e) The Option granted under this Section 6 shall terminate if notice of exercise is not given on or prior to December 15, 1994; provided, that in the
                                                        --------
event a US Order IPO is consummated prior to September 15, 1993, then such Option shall terminate if notice of exercise is not given on or prior to September 15, 1993; and provided, further, that in the event a US Order IPO is
                        --------  -------
consummated on or after September 15, 1993 but on or prior to December 15, 1994, then such Option shall terminate upon the earlier of (i) the thirtieth business day following the consummation of such US Order IPO and (ii) December 15, 1994, if notice of exercise is not given on or prior to such earlier date.

     (iii) A new Section 6(f) is hereby added to the Stock Restriction Agreement, which Section 6 (f) shall read in its entirety as follows:

     (f) Notwithstanding anything in this Agreement to the contrary, in the event that on or prior to June 30, 1993, US Order shall not have retained a nationally recognized investment banking firm in connection with a US Order IPO, then the number of shares of Common Stock held by the Founders which shall constitute Option Shares for purposes of this Agreement shall be reduced by 2% (such reduction to be made pro rata among such Founders according to their respective holdings of Common Stock).

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3.    Effect of Amendment.
      -------------------

     The Stock Restriction Agreement shall remain in full force and effect as modified by this Amendment.

4.    Headings.
      --------

     The headings contained in this Amendment are for reference purposes only, shall not be deemed a part of this Amendment and shall not affect in any way the meaning or interpretation of this Agreement.

5.    Counterparts.
      ------------

     This Amendment may be executed simultaneously in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.


     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties hereto as of the date first above written.



     WORLDCORP, INC.


     By:  /s/ A. Scott Andrews
          ------------------------------------
     Title:  Chief Financial Officer


     WILLIAM F. GOROG

     /s/ William F. Gorog
     __________________________________________


     JONATHAN M. GOROG

     /s/ Jonathan M. Gorog
     __________________________________________


     PETER M. GOROG

     __________________________________________

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     HENRY R. NICHOLS

     __________________________________________


     WILLIAM N. MELTON

     __________________________________________


     JOHN PORTER

     __________________________________________

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